                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                      811-1

                      (Investment Company Act File Number)

                       Federated Stock and Bond Fund, Inc.
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 11/30/2005

           Date of Reporting Period: Fiscal year ended 11/30/2005

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.

Established 1934

ANNUAL SHAREHOLDER REPORT

November 30, 2005

Class A Shares
Class B Shares
Class C Shares
Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights-Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$18.38		$17.38
Income From Investment Operations:
Net investment income	0.31		0.36
Net realized and unrealized gain (loss) on investments, foreign currency transactions, and futures contracts	0.56		1.01
TOTAL FROM INVESTMENT OPERATIONS	0.87		1.37
Less Distributions:
Distributions from net investment income	(0.30)		(0.37)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--		--
TOTAL DISTRIBUTIONS	(0.30)		(0.37)
Net Asset Value, End of Period	$18.95		$18.38
Total Return [2]	4.75	% [3,4]	7.89%

Ratios to Average Net Assets:
Net expenses	1.16%	[5]	1.29	% [5]
Net investment income	1.63%		1.72%
Expense waiver/reimbursement [7]	0.08%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$234,204		$237,428
Portfolio turnover	50%		47%

1 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

4 During the period, the Fund was reimbursed by the Shareholder Services Provider, which had an impact of 0.02% on the total return. See Notes to Financial Statements (Note 5).

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the expense ratio was less than 0.01% for the years ended November 30, 2005 and November 30, 2004, the period ended November 30, 2003, and the years ended October 31, 2003 and October 31, 2002, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[1]	2003		2002		2001
$17.32		$15.61		$17.22		$18.78

0.02		0.31		0.39		0.48
0.11		1.71		(1.62)		(1.04)
0.13		2.02		(1.23)		(0.56)

(0.07)		(0.31)		(0.38)		(0.53)
--		--		--		(0.47)
(0.07)		(0.31)		(0.38)		(1.00)
$17.38		$17.32		$15.61		$17.22
0.75%		13.08%		(7.32)%		(3.12)%

1.26	% [5,6]	1.31	% [5]	1.26	% [5]	1.31%
1.64	% [6]	1.89%		2.32%		2.64%
0.01	% [6]	0.00	% [8]	0.00	% [8]	0.00	% [8]

$226,701		$224,461		$184,294		$175,854
1%		74%		54%		28%

..

Financial Highlights-Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$18.36		$17.36
Income From Investment Operations:
Net investment income	0.14		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.58		1.00
TOTAL FROM INVESTMENT OPERATIONS	0.72		1.23
Less Distributions:
Distributions from net investment income	(0.15)		(0.23)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--		--
TOTAL DISTRIBUTIONS	(0.15)		(0.23)
Net Asset Value, End of Period	$18.93		$18.36
Total Return [2]	3.95	% [3]	7.08%

Ratios to Average Net Assets:
Net expenses	1.95	% [4]	2.04	% [4]
Net investment income	0.84%		0.97%
Expense waiver/reimbursement [6]	0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$63,151		$73,911
Portfolio turnover	50%		47%

1 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the Adviser which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the expense ratios was less than 0.01% for the years ended November 30, 2005 and November 30, 2004, the period ended November 30, 2003, and the years ended October 31, 2003 and October 31, 2002, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[1]	2003		2002		2001
$17.28		$15.58		$17.19		$18.75

0.01		0.19		0.26		0.35
0.11		1.70		(1.62)		(1.05)
0.12		1.89		(1.36)		(0.70)

(0.04)		(0.19)		(0.25)		(0.39)
--		--		--		(0.47)
(0.04)		(0.19)		(0.25)		(0.86)
$17.36		$17.28		$15.58		$17.19
0.68%		12.22%		(8.02)%		(3.85)%

2.01	% [4,5]	2.06	% [4]	2.01	% [4]	2.06%
0.89	% [5]	1.14%		1.57%		1.89%
0.01	% [5]	0.00	% [7]	0.00	% [7]	0.00	% [7]

$72,412		$71,836		$59,165		$60,058
1%		74%		54%		28%

Financial Highlights-Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2005		2004
Net Asset Value, Beginning of Period	$18.31		$17.32
Income From Investment Operations:
Net investment income	0.17		0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.56		1.00
TOTAL FROM INVESTMENT OPERATIONS	0.73		1.23
Less Distributions:
Distributions from net investment income	(0.16)		(0.24)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--		--
TOTAL DISTRIBUTIONS	(0.16)		(0.24)
Net Asset Value, End of Period	$18.88		$18.31
Total Return [2]	3.98	% [3]	7.09%

Ratios to Average Net Assets:
Net expenses	1.93% [4]		2.02	% [4]
Net investment income	0.88%		0.99%
Expense waiver/reimbursement [6]	0.06%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$28,922		$26,704
Portfolio turnover	50%		47%

1 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the period, the Fund was reimbursed by the Adviser which had an impact of less than 0.01% on the total return. See Notes to Financial Statements (Note 5).

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The impact to the expense ratios was less than 0.01% for the years ended November 30, 2005 and November 30, 2004, the period ended November 30, 2003, and the years ended October 31, 2003 and October 30, 2002, respectively, after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Period Ended		Year Ended October 31,
11/30/2003	[1]	2003		2002		2001
$17.24		$15.54		$17.15		$18.70

0.01		0.19		0.26		0.35
0.11		1.70		(1.62)		(1.04)
0.12		1.89		(1.36)		(0.69)

(0.04)		(0.19)		(0.25)		(0.39)
--		--		--		(0.47)
(0.04)		(0.19)		(0.25)		(0.86)
$17.32		$17.24		$15.54		$17.15
0.68%		12.25%		(8.03)%		(3.81)%

2.01	% [4,5]	2.04	% [4]	2.01	% [4]	2.06%
0.89	% [5]	1.16%		1.57%		1.89%
0.01	% [5]	0.00	% [7]	0.00	% [7]	0.00	% [7]

$27,853		$27,731		$22,567		$24,032
1%		74%		54%		28%

Financial Highlights-Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended
	2005		2004		11/30/2003	[1]	10/31/2003	[2]
Net Asset Value, Beginning of Period	$18.40		$17.38		$17.32		$15.61
Income From Investment Operations:
Net investment income	0.25		0.29		0.01		0.10
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts	0.53		1.03		0.10		1.71
TOTAL FROM INVESTMENT OPERATIONS	0.78		1.32		0.11		1.81
Less Distributions:
Distributions from net investment income	(0.20)		(0.30)		(0.05)		(0.10)
Net Asset Value, End of Period	$18.98		$18.40		$17.38		$17.32
Total Return [3]	4.27	% [4]	7.64%		0.64%		11.64%

Ratios to Average Net Assets:
Net expenses	1.65	% [5]	1.74	% [5]	1.78	% ,5,6	1.81	% [5,6]
Net investment income	1.31%		2.52%		1.14	% [6]	1.39	% [6]
Expense waiver/reimbursement [7]	0.05%		0.01%		0.01	% [6]	0.00	% [6,8]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,048		$65		$0	[9]	$0	[9]
Portfolio turnover	50%		47%		1%		74%

1 The Fund changed its fiscal year end from October 31 to November 30. This period represents the one-month period from November 1, 2003 to November 30, 2003.

2 Reflects operations for the period from April 8, 2003 (start of performance) to October 31, 2003.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 During the period, the Fund was reimbursed by the Adviser which had an impact of less than 0.01% on the total return. See Notes to Financials Statements (Note 5).

5 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements. The impact to the expense ratios was less than 0.01% for the years ended November 30, 2005, November 30, 2004, and the periods ended November 30, 2003 and October 31, 2003, respectively, after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

9 Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,029.70	$5.65
Class B Shares	$1,000	$1,025.60	$9.75
Class C Shares	$1,000	$1,025.10	$9.70
Class K Shares	$1,000	$1,027.10	$8.28
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.50	$5.62
Class B Shares	$1,000	$1,015.44	$9.70
Class C Shares	$1,000	$1,015.49	$9.65
Class K Shares	$1,000	$1,016.90	$8.24

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.11%
Class B Shares	1.92%
Class C Shares	1.91%
Class K Shares	1.63%

Management's Discussion of Fund Performance

For the reporting period ending November 30, 2005 the fund's Class A, Class B, Class C and Class K Shares produced total returns of 4.75%, 3.95%, 3.98% and 4.27%, respectively, at net asset value. The Standard & Poor's 500 Index (S&P 500) 1 and the Lehman Brothers Aggregate Bond Index (Lehman Aggregate) 2 returned 8.44% and 2.40%, respectively.

Asset Allocation

Stock prices were lower in the first five months of the reporting period before rising during the summer months. The total return of the S&P 500 for the December to April period was (0.74)%, and for the May to July period was 7.17%. Stock prices were flat to slightly down in August and September before rising in the final two months of the period, with the S&P 500 returning (0.11)% for the August to September period and 2.07% for the October to November period. Foreign stock returns, although reduced by currency losses, were significantly higher than U.S. stock returns. Total returns for the MSCI All Country World Ex USA Index 3 was 16.05% in U.S. dollars and 27.78% in local currency.

Short-term interest rates rose considerably over the past 12 months, some as much as 1.70%. Longer-term interest rates were mixed, with 10-year Treasury yields up about 0.14%, while the 30-year Treasury yield actually fell 0.31% over this same period. The 30-year treasury yield averaged 4.59% for the past year, about where it ended the period. The average yield of the Lehman Aggregate increased from 4.94% at prior year-end to 5.18% on November 30, 2005. Interest rates were driven higher as a result of eight 0.25% tightening moves by the Federal Reserve Board (the "Fed") and concern in the bond market about a pickup in inflation due to higher oil prices. 4

1 The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

2 The Lehman Aggregate is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. The index is unmanaged, and unlike the fund, is not affected by cashflows.

3 MSCI-All Country World Index Ex. U.S. is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

The stock allocation of the fund is set within a range of 45% to 75% of the fund assets. During the reporting period, the fund benefited from the stock allocation which was set in the upper portion of the range for the entire period. The benefits from this larger allocation to stocks were greatest during stock market rally in May to July. The returns of the fund were reduced by this strategy during March and April when stock prices declined.

The fund also benefited from an allocation to foreign stocks initiated in May of 2005 by the purchase of shares of the Federated International Capital Appreciation Fund. 5 From the initial purchase on May 18 to November 30, the total return of the Federated International Capital Appreciation Fund Class A Shares was 11.51%, compared to 6.46% for the S&P 500. During the same period, the benchmark for the Federated International Capital Appreciation Fund, the MSCI World Free Ex USA Index, 6 returned 14.18%.

Stocks

The equity portion of the fund underperformed its benchmark, the S&P 500 Index during the period.

In general, small and mid cap investment strategies outperformed large cap strategies during the period. This negatively influenced the fund's relative performance, as it had a larger market cap bias as compared to the index. Value-based strategies generally slightly outperformed growth-based strategies. This had a slightly positive influence on the performance as the fund had a slight value tilt during most of the year.

Both stock selection and sector allocation were negative contributors to our negative relative performance. From a sector positioning standpoint, the fund's returns were aided by being underweight in the Financials sector early in the year, followed by a move to an overweight position later in the year. The fund also benefited from being overweight in the Consumer Staples sector early in the year, followed by a move to an underweight position later in the year. The fund was negatively impacted by its underweight in Healthcare and Utilities, along with being overweight in the Consumer Discretionary sector. On a stock selection basis, the fund's return was hindered by stock performance within the Healthcare, Energy, and Industrials sectors. The fund benefited from stock performance within Consumer Staples, Information Technology and Consumer Discretionary sectors.

Top Contributors during the year were: Altria Group , Exxon Mobil , Transocean , Gillette and Intel .. Bottom Contributors during the year were: Pfizer, Inc. , Fannie Mae , Dell Inc. , Verizon Communications and Tyco International ..

5 International investing involves special risks including currency risk, increased volatility of foreign securities, political risk, and differences in auditing and other financial standards.

6 MSCI World Free EX USA Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Investments cannot be made directly in an index.

Fixed Income

The bond portion of the fund outperformed its benchmark, the Lehman Aggregate during the 12-month reporting period.

The bond market had a tough time during the past 12 months, dragged down by monetary tightening by the Fed and inflation worries. Inflation has indeed picked up. The Consumer Price Index rose 4.3% in the 12 months ended October 2005, while the Producer Price Index was up 5.9% for this same period. Two large areas of the bond market, mortgage-backed securities and investment-grade corporate bonds, did not do well over the past year. Both had negative returns. Agencies, commercial mortgage-backed securities, asset-backed securities, high yield, and emerging markets indexes all produced positive excess returns compared to similar duration Treasury issues.

The portfolio's duration 7 and yield curve decision points had the greatest positive impact on the fund's performance during the past year while the sector call was neutral and security selection was a drag. The portfolio duration was at 92% of the benchmark for most of the past 12 months, and the portfolio was slightly barbelled. Although our sector call was neutral to the portfolio, a look at the details of individual sectors of the bond market showed large variance. Our non-dollar exposure via international developed country bonds was a considerable drag on the portfolio essentially offset by an underweight in MBS, and an overweight in high yield and emerging markets bonds. Our overweight in investment grade corporates hurt the portfolio a tad. Security selection was negatively impacted by not reducing our auto sector exposure fast enough on the heels of higher oil prices. This was not enough of a drag, however, to offset positive performance elsewhere in the portfolio.

Even though overall security selection was a drag, several positions in the life insurance industry such as Union Central Life Insurance , Life Re , Delphi Funding , Pacific Life and AXA performed well. Our positions in Southwest Airlines and Valero Energy also performed well over the last year. More than offsetting these positives in security selection were our auto exposures in General Motors and Ford .. Our positions in Pope & Talbot , Calpine , Deluxe Corp and Verizon were also poor performers.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class A Shares) (the "Fund") from October 31, 1995 to November 30, 2005 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2005
1 Year	(1.01)%
5 Years	2.24%
10 Years	6.35%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class B Shares) (the "Fund") from August 30, 1996 to November 30, 2005 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Return [4] for the Period Ended 11/30/2005
1 Year	(1.55)%
5 Years	2.26%
Start of Performance (8/30/1996)	6.30%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class C Shares) (the "Fund") from October 31, 1995 to November 30, 2005 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2005
1 Year	1.98%
5 Years	2.42%
10 Years	6.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The Indexes are unmanaged, and unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares, and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund, Inc. (Class K Shares) (the "Fund") from October 31, 1995 to November 30, 2005 compared to the Standard and Poor's 500 Index (S&P 500), 2 the Lehman Brothers Aggregate Bond Index (LBAB), 2 and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	4.27%
5 Years	2.96%
10 Years	6.48%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LBAB, and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2005, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Equity Securities	59.4%
Fixed Income Securities [2]	31.0%
Cash Equivalents [3]	10.2%
Other Assets and Liabilities--Net [4]	(0.6)%
TOTAL	100.0%

At November 30, 2005, the Fund's credit-quality ratings composition 5 for its fixed-income securities was as follows:

S&P Long-Term Ratings as Percentage of Fixed-Income Securities		Moody's Long-Term Ratings as Percentage of Fixed-Income Securities
AAA	65.4%	Aaa	65.7%
AA	1.9%	Aa	3.6%
A	10.0%	A	8.2%
BBB	10.9%	Baa	10.1%
BB	6.1%	Ba	4.8%
B	3.6%	B	4.2%
CCC	0.6%	Caa	1.1%
CC	0.0%	Ca	0.0%
C	0.0%	C	0.0%
Not Rated by S&P	1.5%	Not Rated by Moody's	2.3%
TOTAL	100.0%	TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of these tables, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company.

2 Also includes $15.02 million held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding S&P 500 Dec 2005 futures contracts.

3 Cash Equivalents includes any investments in money market mutual funds and /or overnight repurchase agreements.

4 See Statement of Assets and Liabilities.

5 These tables depict the long-term, credit quality ratings assigned to the Fund's portfolio holdings by Standard & Poor's (S&P) and Moody's Investor Service (Moody's), each of which is a nationally recognized statistical rating organization (NRSRO). These credit-quality ratings are shown without regard to gradations within a given rating category. For example, securities rated "A-" have been included in the "A" rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit-quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit-quality ratings in the Fund's Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the "Not rated by..." category of the portfolio's fixed-income securities, less than 0.01% do not have long-term ratings by either of these NRSROs. Rated securities that have been prerefunded, but not rated again by the NRSRO, also have been included in the "Not rated by..." category.

At November 30, 2005, the Fund's sector composition 6 for its equity securities was as follows:

Sector	Percentage of Equity Securities
Financials	22.6%
Information Technology	15.8%
Energy	13.6%
Health Care	12.8%
Consumer Discretionary	10.7%
Industrials	8.5%
Consumer Staples	7.8%
Telecommunication Services	6.0%
Materials	1.9%
Utilities	0.3%
TOTAL	100.0%

6 Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2005

Shares			Value
		STOCKS--50.6%
		COMMON STOCKS--50.6%
		Consumer Discretionary--5.5%
13,000		Gap (The), Inc.	$225,940
82,400		Home Depot, Inc.	3,442,672
25,800	[1]	Interpublic Group Cos., Inc.	240,456
72,000		Mattel, Inc.	1,198,800
95,150		McDonald's Corp.	3,220,827
23,100		Nike, Inc., Class B	1,970,430
46,600		Target Corp.	2,493,566
146,100		Time Warner, Inc.	2,626,878
81,100		Viacom, Inc., Class B	2,708,740
		TOTAL	18,128,309
		Consumer Staples--3.8%
45,400		Altria Group, Inc.	3,304,666
78,100		Coca-Cola Co.	3,334,089
57,300	[1]	Kroger Co.	1,115,058
31,300		PepsiCo, Inc.	1,852,960
30,803		Procter & Gamble Co.	1,761,623
21,800		Wal-Mart Stores, Inc.	1,058,608
		TOTAL	12,427,004
		Energy--6.8%
14,800		Apache Corp.	966,144
98,100		Chevron Corp.	5,622,111
29,200		ConocoPhillips	1,766,892
12,700	[1]	Cooper Cameron Corp.	1,011,301
145,400		Exxon Mobil Corp.	8,437,562
20,600		GlobalSantaFe Corp.	934,416
440	[1]	NRG Energy, Inc.	19,214
55,200	[1]	Transocean Sedco Forex, Inc.	3,523,968
		TOTAL	22,281,608
Shares			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Financials--11.5%
60,700		Ace, Ltd.	$3,368,850
43,900		Allstate Corp.	2,462,790
49,800		American International Group, Inc.	3,343,572
1,000	[1]	Arcadia Financial Ltd. - Warrants	0
56,900		Bank of America Corp.	2,611,141
75,000		Citigroup, Inc.	3,641,250
41,300		Federal Home Loan Mortgage Corp.	2,579,185
45,400		Federal National Mortgage Association	2,181,470
14,700		Goldman Sachs Group, Inc.	1,895,712
60,700		J.P. Morgan Chase & Co.	2,321,775
66,300		MBNA Corp.	1,774,851
61,500		Merrill Lynch & Co., Inc.	4,084,830
67,600		Morgan Stanley	3,787,628
57,000		Wells Fargo & Co.	3,582,450
		TOTAL	37,635,504
		Healthcare--6.7%
64,400		Abbott Laboratories	2,428,524
56,300		Baxter International, Inc.	2,189,507
16,800	[1]	Cephalon, Inc.	854,280
68,725		Johnson & Johnson	4,243,768
28,800		McKesson HBOC, Inc.	1,448,640
48,700		Medtronic, Inc.	2,706,259
36,200		Merck & Co., Inc.	1,064,280
190,400		Pfizer, Inc.	4,036,480
73,300		Wyeth	3,046,348
		TOTAL	22,018,086
		Industrials--4.5%
18,500		Deere & Co.	1,282,975
150,700		General Electric Co.	5,383,004
36,500		Northrop Grumman Corp.	2,094,005
96,300		Tyco International Ltd.	2,746,476
40,300		United Parcel Service, Inc.	3,139,370
		TOTAL	14,645,830
Shares or Principal Amount			Value
		STOCKS--continued
		COMMON STOCKS--continued
		Information Technology--8.3%
125,900		Applied Materials, Inc.	$2,280,049
98,300	[1]	Cisco Systems, Inc.	1,724,182
57,400	[1]	Dell, Inc.	1,731,184
172,100	[1]	EMC Corp. Mass	2,397,353
2,700	[1]	Google Inc.	1,093,473
100,500		Intel Corp.	2,681,340
29,100		International Business Machines Corp.	2,586,990
22,400		KLA-Tencor Corp.	1,146,656
247,000		Microsoft Corp.	6,844,370
205,300	[1]	Oracle Corp.	2,580,621
31,000		Paychex, Inc.	1,314,710
56,600	[1]	Xerox Corp.	803,720
		TOTAL	27,184,648
		Materials--0.5%
56,200		Alcoa, Inc.	1,540,442
		Telecommunication Services--3.0%
130,300		AT&T, Inc.	3,245,773
20,100		Alltel Corp.	1,343,283
95,300		BellSouth Corp.	2,597,878
82,200		Verizon Communications	2,628,756
		TOTAL	9,815,690
		TOTAL COMMON STOCKS (IDENTIFIED COST $133,675,201)	165,677,121
		ASSET-BACKED SECURITIES--0.1%
$144,690	[2]	125 Home Loan Owner Trust 1998-1A B1, 9.26%, 02/15/2029	144,690
200,000		Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6 1A3, 3.34%, 5/25/2026	196,717
131,144		Residential Asset Mortgage Pro 2003RS11 AIIB, 12/25/2033	131,267
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $474,303)	472,674
		COLLATERALIZED MORTGAGE OBLIGATIONS--0.9%
14,973		Federal Home Loan Mortgage Corp. REMIC 1610 PM, 6.250%, 4/15/2022	15,035
778,469		Federal National Mortgage Association REMIC 2002-52 FG, 4.694%, 9/25/2032	784,967
688,381		Morgan Stanley Capital, Inc. 2004-T13 A1, 2.85%, 9/13/2045	660,956
Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--continued
$12,473	[2]	SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 1/28/2027	$9,853
248,119		Washington Mutual 2003-AR4 A6, 3.423%, 5/25/2033	241,989
1,000,000		Washington Mutual Inc. A6, 3.695%, 6/25/2033	973,077
369,486		Wells Fargo Mortgage Backed Se 2003-18 Series 2003-18, Class A1, 5.5%, 12/25/2033	361,550
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $3,085,294)	3,047,427
		CORPORATE BONDS--8.8%
		Basic Industry - Chemicals--0.0%
80,000		Albemarle Corp., Sr. Note, 5.1%, 2/01/2015	77,020
		Basic Industry - Metals & Mining--0.2%
80,000		Alcan, Inc., 5%, 6/01/2015	77,172
315,000	[2]	Codelco, Inc., Bond, 5.625%, 9/21/2035	304,807
100,000		Inco Ltd., 5.7%, 10/15/2015	98,696
120,000		Newmont Mining Corp., 5.875%, 4/01/2035	116,254
100,000		Thiokol Corp., Sr. Note, 6.625%, 3/01/2008	103,696
		TOTAL	700,625
		Basic Industry - Paper--0.2%
70,000		International Paper Co., 5.5%, 1/15/2014	68,470
200,000		Louisiana-Pacific Corp., 8.875%, 8/15/2010	221,464
150,000		Pope & Talbot, Inc., 8.375%, 6/1/2013	118,500
275,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	296,841
		TOTAL	705,275
		Capital Goods - Aerospace & Defense--0.0%
110,000	[2]	BAE Systems Holdings, Inc., 5.2%, 8/15/2015	107,032
		Capital Goods - Building Materials--0.0%
50,000		Masco Corp., 4.8%, 6/15/2015	46,967
		Capital Goods - Diversified Manufacturing--0.4%
70,000		Eaton Corp., Deb., 8.9%, 8/15/2006	71,957
250,000		General Electric Co., Note, 5%, 2/01/2013	249,213
250,000		Kennametal, Inc., 7.2%, 6/15/2012	269,438
250,000	[2]	Tyco International Group, 4.436%, 6/15/2007	248,003
80,000		Tyco International Group, Company Guarantee, 6.375%, 10/15/2011	83,090
250,000		Tyco International Group, Note, 5.8%, 8/01/2006	251,338
		TOTAL	1,173,039
Principal Amount			Value
		CORPORATE BONDS--continued
		Communications - Media & Cable--0.4%
$75,000		AT&T Broadband, Company Guarantee, 8.375%, 3/15/2013	$86,688
100,000		Comcast Corp., 7.05%, 3/15/2033	106,761
200,000		Continental Cablevision, Sr. Note, 8.3%, 5/15/2006	203,072
750,000		Cox Communications, Inc., 7.75%, 8/15/2006	763,567
110,000		Cox Communications, Inc., Unsecd. Note, 4.625%, 1/15/2010	106,358
		TOTAL	1,266,446
		Communications - Media Noncable--0.4%
500,000		British Sky Broadcasting Group PLC, Note, 6.875%, 2/23/2009	523,580
250,000		Clear Channel Communications, 3.125%, 2/01/2007	244,069
130,000		New York Times Co., 4.5%, 3/15/2010	126,307
100,000		New York Times Co., 5%, 3/15/2015	95,549
100,000		Reed Elsevier, Inc., 4.625%, 6/15/2012	96,235
300,000		Univision Communications, Sr. Note, 3.5%, 10/15/2007	290,779
		TOTAL	1,376,519
		Communications - Telecom Internet--0.0%
50,000		Insight Midwest LP, Sr. Note, 9.75%, 10/01/2009	51,563
		Communications - Telecom Wireless--0.4%
250,000		AT&T Wireless Services, Sr. Note, 7.35%, 3/01/2006	251,627
75,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/01/2011	84,087
500,000		Sprint Capital Corp., 7.125%, 1/30/2006	501,800
500,000		Sprint Capital Corp., Company Guarantee, 6.125%, 11/15/2008	514,725
75,000		Sprint Capital Corp., Note, 8.375%, 3/15/2012	87,063
		TOTAL	1,439,302
		Communications - Telecom Wirelines--0.3%
150,000		Citizens Communications, 9%, 8/15/2031	150,750
100,000		Deutsche Telekom Interna, 5.25%, 7/22/2013	98,802
100,000		GTE Corp, Deb., 7.51%, 4/01/2009	106,381
200,000		Telefonos de Mexico, Note, 4.5%, 11/19/2008	196,380
400,000		Verizon Global Funding, 7.75%, 6/15/2032	468,028
		TOTAL	1,020,341
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Cyclical - Automotive--0.3%
$285,000		DaimlerChrysler North America Holding Corp., 6.5%, 11/15/2013	$296,548
250,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	229,997
60,000		Ford Motor Credit Co., Unsecd. Note, 7.375%, 2/01/2011	54,569
25,000		General Motors Acceptance, Note, 5.125%, 5/09/2008	22,426
500,000		General Motors Corp., Note, 7.2%, 1/15/2011	355,000
250,000		General Motors Corp., Note, 8.375%, 7/15/2033	170,000
		TOTAL	1,128,540
		Consumer Cyclical - Entertainment--0.2%
95,000		AOL Time Warner, Inc., Note, 6.875%, 5/01/2012	102,211
300,000		Carnival Corp., 3.75%, 11/15/2007	293,637
20,000		International Speedway C, 4.2%, 4/15/2009	19,425
80,000		International Speedway C, 5.4%, 4/15/2014	80,288
		TOTAL	495,561
		Consumer Cyclical - Retailers--0.4%
500,000		CVS Corp., 5.625%, 3/15/2006	501,330
240,779	[2]	CVS Corp., Pass Thru Cert., 5.298%, 1/11/2027	233,703
90,000		Neiman-Marcus Group, Inc., Sr. Deb., 7.125%, 6/01/2028	83,475
70,000		Wal-Mart Stores, Inc., 7.55%, 2/15/2030	87,296
250,000		Wal-Mart Stores, Inc., Unsecd. Note, 3.375%, 10/01/2008	241,245
		TOTAL	1,147,049
		Consumer Non-Cyclical Food/Beverage--0.2%
60,000		Anheuser-Busch Cos., Inc., Bond, 5.95%, 1/15/2033	62,757
75,000		Diageo Finance BV, Unsecd. Note, 3%, 12/15/2006	73,684
500,000		Kraft Foods, Inc., Note, 4.625%, 11/01/2006	498,670
		TOTAL	635,111
		Consumer Non-Cyclical Healthcare--0.1%
60,000	[2]	Medtronic, Inc., Note, 4.375%, 9/15/2010	58,666
90,000	[2]	Quest Diagnostic, Inc., Note, 5.45%, 11/01/2015	89,769
		TOTAL	148,435
		Consumer Non-Cyclical Pharmaceuticals--0.1%
100,000		Genentech, Inc., Note, 4.75%, 7/15/2015	97,369
100,000		Pharmacia Corp., Sr. Deb., 6.5%, 12/01/2018	111,700
100,000		Wyeth, Unsecd. Note, 5.5%, 2/01/2014	100,434
		TOTAL	309,503
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Non-Cyclical Supermarkets--0.0%
$80,000		Fred Meyer Inc., Company Guarantee, 7.45%, 3/01/2008	$83,320
20,000		Kroger Co., 7.5%, 4/01/2031	20,943
		TOTAL	104,263
		Consumer Non-Cyclical Tobacco--0.0%
65,000		Altria Group, Inc., 5.625%, 11/04/2008	65,954
70,000		Philip Morris, Note, 6.375%, 2/1/2006	70,180
		TOTAL	136,134
		Energy - Independent--0.1%
75,000		Calpine Corp., Note, 7.75%, 4/15/2009	24,000
120,000		Canadian Natural Resourc, 4.9%, 12/01/2014	117,760
141,550	[2]	Ras Laffan Liquified Nat, 3.437%, 9/15/2009	136,538
		TOTAL	278,298
		Energy - Integrated--0.3%
250,000		Conoco, Inc., 5.45%, 10/15/2006	251,420
60,000		Conoco, Inc., Sr. Note, 6.95%, 4/15/2029	72,156
500,000		Husky Oil Ltd., Company Guarantee, 8.9%, 8/15/2028	539,150
35,000		Petro-Canada, Deb., 7%, 11/15/2028	38,729
100,000	[2]	Statoil ASA, 5.125%, 4/30/2014	100,414
		TOTAL	1,001,869
		Energy - Oil Field Services--0.0%
50,000		Noble Drilling Corp., Sr. Note, 7.5%, 3/15/2019	59,032
		Financial Institution - Banking--1.4%
100,000		Bank of America Corp., Sub. Note, 7.4%, 1/15/2011	110,322
20,000,000		Bayerische Landesbank, Sr. Unsub., Series EMTN, 1%, 9/20/2010	168,817
105,000,000		Bk Nederlandse Gemeenten, Sr. Unsub., 0.8%, 9/22/2008	887,693
80,000		Citigroup, Inc., Note, 5.125%, 5/05/2014	80,060
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	327,435
750,000		Firstbank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	750,344
160,000		HSBC Finance Corp., 4.75%, 4/15/2010	157,648
400,000		HSBC Finance Corp., 5%, 6/30/2015	386,352
100,000		HSBC Finance Capital Tru, Note, 5.91%, 11/30/2035	100,844
60,000		HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	62,945
75,000		Household Finance Corp., Unsecd. Note, 4.75%, 7/15/2013	72,338
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Banking--continued
$100,000		J.P. Morgan Chase & Co., Note, 5.35%, 3/01/2007	$100,694
250,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 9/15/2014	246,020
250,000		Marshall & Ilsley Bank, Sr. Note, 4.4%, 3/15/2010	244,378
477,778	[2]	Regional Diversified Funding, 9.25%, 3/15/2030	553,472
100,000	[2]	Sovereign Bancorp, Inc., Sr. Note, 4.8%, 9/01/2010	97,794
100,000		US BANK N.A., 6.3%, 2/04/2014	107,828
210,000		Wachovia Bank N.A., Sub. Note, 4.875%, 2/01/2015	204,595
		TOTAL	4,659,579
		Financial Institution - Brokerage--0.6%
190,000		Amvescap PLC, Note, 4.5%, 12/15/2009	184,959
250,000		Bear Stearns Cos., Inc., Unsecd. Note, 3.25%, 3/25/2009	237,020
500,000	[2]	FMR Corp., 4.75%, 3/01/2013	487,660
250,000		Goldman Sachs Group, Inc., 6.125%, 2/15/2033	256,643
80,000		Goldman Sachs Group, Inc., Note, 4.125%, 1/15/2008	78,822
250,000		Lehman Brothers Holdings, 7.875%, 8/15/2010	278,365
60,000		Lehman Brothers Holdings, Note, 4.8%, 3/13/2014	58,312
75,000		Morgan Stanley, Note, 3.875%, 1/15/2009	72,636
250,000		Morgan Stanley Group, In, 5.3%, 3/01/2013	249,950
30,000		Nuveen Investments, 5%, 9/15/2010	29,485
30,000		Nuveen Investments, 5.5%, 9/15/2015	29,327
		TOTAL	1,963,179
		Financial Institution - Finance Noncaptive--0.4%
200,000	[2]	American International G, 4.7%, 10/01/2010	196,510
345,000		Berkshire Hathaway, Inc., Company Guarantee, 4.85%, 1/15/2015	337,000
250,000		Capital One Financial, Note, 7.125%, 8/01/2008	262,183
75,000		General Electric Capital, Note, 6.125%, 2/22/2011	78,616
30,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	34,534
30,000		Heller Financial, Inc., Note, 7.375%, 11/01/2009	32,605
80,000		International Lease Fina, 4.875%, 9/01/2010	78,943
220,000		SLM Corp., Floating Rate Note, 12/15/2014	217,367
		TOTAL	1,237,758
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Institution - Insurance - Life--1.2%
$400,000		AXA-UAP, Sub. Note, 8.6%, 12/15/2030	$523,048
1,250,000		Delphi Funding, 9.31%, 3/25/2027	1,321,950
750,000	[2]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	803,048
300,000	[2]	Pacific LifeCorp., Bond, 6.6%, 9/15/2033	332,520
750,000	[2]	Union Central Life Ins Co, Note, 8.2%, 11/1/2026	842,835
		TOTAL	3,823,401
		Financial Inst. - Insurance - P&C--0.1%
250,000	[2]	MBIA Global Funding LLC, 2.875%, 11/30/2006	244,800
100,000	[2]	Oil Insurance Ltd., Sub. Deb., 5.15%, 8/15/2033	99,671
10,000		The St. Paul Travelers C, Sr. Unsecd. Note, 5.5%, 12/01/2015	10,003
		TOTAL	354,474
		Financial Institution - REITs--0.1%
45,000		Mack-Cali Realty Corp., Note, 7.25%, 3/15/2009	47,619
250,000		Simon Property Group, Inc, 6.35%, 8/28/2012	261,588
60,000		Simon Property Group, Inc, Note, 7.75%, 1/20/2011	65,982
		TOTAL	375,189
		Foreign-Local-Govt--0.0%
50,000		Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	61,820
		Municipal Services--0.0%
140,000	[2]	Army Hawaii Family Housing, 5.524%, 6/15/2050	140,879
		Sovereign--0.1%
175,000		United Mexican States, 6.625%, 3/03/2015	189,525
30,000		United Mexican States, Series MTNA, 6.75%, 9/27/2034	32,285
		TOTAL	221,810
		State/Provincial--0.1%
220,000		New South Wales, State of, Local Gov't. Guarantee, 6.5%, 5/01/2006	163,179
		Technology--0.1%
200,000		Deluxe Corp., 5.125%, 10/01/2014	164,360
		Transportation - Airlines--0.1%
255,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	282,729
Principal Amount			Value
		CORPORATE BONDS--continued
		Transportation - Railroads--0.2%
$140,000		Burlington Northern, Inc., Mtg. Bond, 9.25%, 10/01/2006	$144,862
100,000		Burlington Northern Sant, 4.875%, 1/15/2015	97,540
200,000		Canadian Pacific RR, 6.25%, 10/15/2011	212,486
100,000		Union Pacific Corp., 4.875%, 1/15/2015	97,297
45,000		Union Pacific Corp., Bond, 6.625%, 2/01/2029	50,192
		TOTAL	602,377
		Transportation - Services--0.1%
200,000		FedEx Corp., Note, 2.65%, 4/01/2007	194,424
		Utility - Electric--0.3%
105,000		American Electric Power C, Note, 6.125%, 5/15/2006	105,718
250,000		Consolidated Natural Gas, 5%, 12/01/2014	242,417
300,000		FirstEnergy Corp., 5.5%, 11/15/2006	301,429
120,000		MidAmerican Energy Co., 4.65%, 10/01/2014	114,364
100,000		Scottish Power PLC, 4.91%, 3/15/2010	99,238
		TOTAL	863,166
		Utility - Natural Gas Pipelines--0.0%
100,000		Kinder Morgan Energy Par, Sr. Unsecd. Note, 5.8%, 3/15/2035	94,318
60,000		Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	63,743
		TOTAL	158,061
		TOTAL CORPORATE BONDS (IDENTIFIED COST $28,979,047)	28,674,309
		CORPORATE NOTES--0.0%
125,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010 (IDENTIFIED COST $124,957)	122,698
		GOVERNMENT AGENCIES--1.6%
1,000,000		Federal Home Loan Mortgage Corp., 5.750%, 4/15/2008	1,023,317
415,000		Federal Home Loan Mortgage Corp., 6.250%, 7/15/2032	483,580
3,000,000		Federal National Mortgage Association, 4.250%, 5/15/2009	2,952,157
500,000		Federal National Mortgage Association, 4.375%, 10/15/2006	498,667
100,000		Federal National Mortgage Association, 4.500%, 6/1/2010	97,806
40,000		Federal National Mortgage Association, 7.125%, 1/15/2030	50,922
		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $5,145,934)	5,106,449
Principal Amount			Value
		GOVERNMENTS/AGENCIES--0.9%
$1,000,000		Bundesrepublic Deutschland, Bond, Series 0302, 3.75%, 7/04/2013	$1,212,191
175,000		Canada, Government of, 5.25%, 6/01/2012	161,091
400,000		Germany, Government of, Bond, 3.75%, 1/04/2009	482,952
85,000,000		Italy, Series INTL,.65%, 3/20/2009	715,310
132,000		United Kingdom, Government of, Treasury Bill, 5%, 3/07/2012	237,805
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $2,827,540)	2,809,349
		MORTGAGE-BACKED SECURITIES--0.8%
76,066		Federal Home Loan Mortgage Corp. Pool A19963, 5.500%, 3/1/2034	75,128
19,320		Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	20,187
16,688		Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	17,588
35,920		Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	36,997
35,116		Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	36,170
11,302		Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	11,634
51,652		Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	52,057
145,892		Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	143,888
47,932		Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	49,364
4,299		Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	4,425
37,321		Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	37,480
45,387		Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	46,578
240,161		Federal Home Loan Mortgage Corp. Pool G08010, 5.500%, 9/1/2034	237,129
77,982		Federal Home Loan Mortgage Corp. Pool M90876, 4.000%, 11/1/2008	76,018
32,592		Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	33,608
74,562		Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	75,604
162,776		Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	157,644
154,518		Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	149,646
69,523		Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	69,976
139,309		Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	138,267
173,398		Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	171,018
7,772		Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	8,660
4,423		Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	4,667
34,901		Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	36,827
2,296		Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	2,368
69,805		Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	73,113
7,800		Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	7,870
5,113		Federal National Mortgage Association Pool 511365, 7.000%, 8/1/2029	5,347
Principal Amount			Value
		MORTGAGE-BACKED SECURITIES--continued
$715		Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	$752
147,715		Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	148,722
57,286		Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	57,677
108,856		Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	107,448
150,830		Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	145,644
3,326		Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	3,515
14,880		Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	15,793
33,697		Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	35,187
1,867		Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	1,980
2,380		Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	2,484
20,572		Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	21,685
29,924		Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	31,238
5,132		Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	5,469
37,963		Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	40,341
31,608		Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	33,397
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $2,459,184)	2,430,590
		U.S. TREASURY--7.4%
3,642,520		U.S. Treasury Inflation Protected Note, Series A-2015, 1.625%, 1/15/2015	3,492,124
10,500,000	[3]	United States Treasury Bill, 1/19/2006	10,446,049
4,600,000	[3]	United States Treasury Bill, 2/2/2006	4,569,128
900,000		United States Treasury Bond, 6.250%, 8/15/2023	1,053,229
1,200,000		United States Treasury Note, 3.500%, 8/15/2009	1,162,402
200,000		United States Treasury Note, 3.875%, 7/15/2010	195,393
500,000		United States Treasury Note, 4.000%, 2/15/2014	482,009
2,250,000		United States Treasury Note, 4.000%, 2/15/2015	2,159,832
35,000		United States Treasury Note, 4.375%, 8/15/2012	34,785
300,000		United States Treasury Note, 4.750%, 5/15/2014	304,618
40,000		United States Treasury Note, 5.000%, 2/15/2011	41,065
25,000		United States Treasury Note, 5.000%, 8/15/2011	25,710
165,000		United States Treasury, 11/15/2015	104,285
170,000		United States Treasury, 11/15/2018	91,800
190,000		United States Treasury, 5/15/2020	95,059
225,000		United States Treasury, 8/15/2025	86,942
		TOTAL U.S. TREASURY (IDENTIFIED COST $24,386,198)	24,344,430
Shares or Principal Amount			Value
		MUTUAL FUNDS--19.5% [4]
89,631		Emerging Markets Fixed Income Core Fund	$1,620,641
2,781,696		Federated International Capital Appreciation Fund, Class A	29,374,710
2,768,532		Federated Mortgage Core Portfolio	27,325,410
824,035		The High Yield Bond Portfolio	5,512,796
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $60,208,471)	63,833,557
		REPURCHASE AGREEMENT--9.5%
$31,007,000		Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005, under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying securities at the end of the period was $3,340,500,000. (AT AMORTIZED COST)	31,007,000
		TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $292,373,129)	327,525,604
		OTHER ASSETS AND LIABILITIES - NET--(0.1)%	(199,762)
		TOTAL NET ASSETS--100%	$327,325,842

1 Non-income producing security.

2 Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities, all of which have been deemed liquid by criteria approved by the Fund's Board of Director's, unless registered under the Act or exempted from registration may only be sold to qualified institutional investors. At November 30, 2005, these securities amounted to $5,232,664 which represents 1.6% of total net assets.

3 Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

4 Affiliated companies.

5 The cost of investments for federal tax purposes amounts to $294,075,955.

At November 30, 2005, the Fund had the following outstanding futures contracts:

Contracts	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	48	$15,013,000	December 2005	$630,825

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

The following acronyms are used throughout this portfolio:

REITs	--Real Estate Investment Trusts
REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value including $63,833,557 of investments in affiliated issuers (Note 5) (identified cost $292,373,129)		$327,525,604
Cash		108,923
Cash denominated in foreign currencies (cost of $14,986)		14,657
Income receivable		1,128,997
Receivable for investments sold		2,308,797
Receivable for shares sold		174,390
TOTAL ASSETS		331,261,368
Liabilities:
Payable for investments purchased	$2,860,156
Payable for shares redeemed	506,508
Income distribution payable	112,027
Payable for transfer and dividend disbursing agent fees and expenses	168,121
Payable for distribution services fee (Note 5)	57,004
Payable for shareholder services fee (Note 5)	65,644
Payable for daily variation margin	98,400
Accrued expenses	67,666
TOTAL LIABILITIES		3,935,526
Net assets for 17,278,655 shares outstanding		$327,325,842
Net Assets Consist of:
Paid-in capital		$292,317,958
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency transactions		35,781,181
Accumulated net realized loss on investments, foreign currency transactions and futures contracts		(571,232)
Distributions in excess of net investment income		(202,065)
TOTAL NET ASSETS		$327,325,842

Statement of Assets and Liabilities-continued

November 30, 2005

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($234,204,139 ÷ 12,356,060 shares outstanding), $0.001 par value, 750,000,000 shares authorized	$18.95
Offering price per share (100/94.50 of $18.95) [1]	$20.05
Redemption proceeds per share	$18.95
Class B Shares:
Net asset value per share ($63,150,930 ÷ 3,335,711 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$18.93
Offering price per share	$18.93
Redemption proceeds per share (94.50/100 of $18.93) [1]	$17.89
Class C Shares:
Net asset value per share ($28,922,335 ÷ 1,531,648 shares outstanding), $0.001 par value, 500,000,000 shares authorized	$18.88
Offering price per share (100/99.00 of $18.88) [1]	$19.07
Redemption proceeds per share (99.00/100 of $18.88) [1]	$18.69
Class K Shares:
Net asset value per share ($1,048,438 ÷ 55,236 shares outstanding), $0.001 par value, 250,000,000 shares authorized	$18.98
Offering price per share	$18.98
Redemption proceeds per share	$18.98

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $1,835,173 received from affiliated issuers) (Note 5)		$5,899,189
Interest		3,208,384
Investment income allocated from affiliated partnership (Note 5)		177,168
TOTAL INCOME		9,284,741
Expenses:
Investment adviser fee (Note 5)	$2,243,054
Administrative personnel and services fee (Note 5)	270,124
Custodian fees	23,176
Transfer and dividend disbursing agent fees and expenses-- Class A Shares	313,288
Transfer and dividend disbursing agent fees and expenses--Class B Shares	99,227
Transfer and dividend disbursing agent fees and expenses--Class C Shares	34,881
Transfer and dividend disbursing agent fees and expenses-- Class K Shares	1,272
Directors'/Trustees' fees	13,291
Auditing fees	42,877
Legal fees	11,604
Portfolio accounting fees	127,485
Distribution services fee--Class B Shares (Note 5)	515,606
Distribution services fee--Class C Shares (Note 5)	212,165
Distribution services fee--Class K Shares (Note 5)	1,887
Shareholder services fee--Class A Shares (Note 5)	574,225
Shareholder services fee--Class B Shares (Note 5)	171,869
Shareholder services fee--Class C Shares (Note 5)	70,164
Share registration costs	57,679
Printing and postage	41,815
Insurance premiums	10,158
Taxes	25,048
Miscellaneous	13,738
EXPENSES BEFORE ALLOCATION	4,874,633
Expenses allocated from partnership (Note 5)	1,250
TOTAL EXPENSES	4,875,883

Statement of Operations-continued

Year Ended November 30, 2005

Waivers, Reimbursements, and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(130,127)
Waiver of administrative personnel and services fee (Note 5)	(17,353)
Waiver of shareholder services fee--Class A Shares (Note 5)	(3,405)
Reimbursement of shareholder services fee--Class A Shares (Note 5)	(62,472)
Reimbursement of shareholder services fee--Class B Shares (Note 5)	(5,751)
Reimbursement of shareholder services fee--Class C Shares (Note 5)	(2,492)
Fees paid indirectly from directed broker arrangements	(10,497)
TOTAL WAIVERS, REIMBURSEMENTS AND EXPENSE REDUCTIONS		$(232,097)
Net expenses			$4,643,786
Net investment income			4,640,955
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, and Futures Contracts:
Net realized gain on investments and foreign currency transactions (including realized gain of $387,821 on sales of investments in affiliated issuers (Note 5)			9,398,567
Net realized loss on futures contracts			(153,468)
Net realized gain allocated from partnership			93,988
Net increase due to reimbursement from Adviser (Note 5)			13,304
Net change in unrealized appreciation of investments, translation of assets and liabilities in foreign currency and futures contracts			500,468
Net realized and unrealized gain on investments, foreign currency and futures contracts			9,852,859
Change in net assets resulting from operations			$14,493,814

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,640,955	$4,944,341
Net realized gain on investments, including allocation from partnership, foreign currency transactions, and futures contracts	9,339,087	10,616,794
Net increase due to reimbursement from adviser (Note 5)	13,304	--
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency and futures contracts	500,468	8,649,725
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,493,814	24,210,860
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,705,846)	(4,667,324)
Class B Shares	(540,766)	(922,174)
Class C Shares	(239,731)	(342,172)
Class K Shares	(6,728)	(616)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,493,071)	(5,932,286)
Share Transactions:
Proceeds from sale of shares	49,031,333	76,616,248
Proceeds from shares issued in connection with the tax-free transfer of assets from Vintage Balanced Fund	18,652,463	--
Net asset value of shares issued to shareholders in payment of distributions declared	4,158,766	5,441,326
Cost of shares redeemed	(92,624,758)	(89,194,830)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(20,782,196)	(7,137,256)
Change in net assets	(10,781,453)	11,141,318)
Net Assets:
Beginning of period	338,107,295	326,965,977
End of period (including distributions in excess of net investment income of $(202,065) and $(424,327), respectively)	$327,325,842	$338,107,295

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Stock and Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income. Consideration is also given to current income.

On September 18, 2005, the Fund received a tax-free transfer of assets from the Vintage Balanced Fund, as follows:

	Class A Shares of the Fund Issued	Vintage Balanced Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Fund Prior to Combination	Net Assets of Vintage Balanced Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Vintage Balanced Fund	979,639	$18,652,463	$2,709,188	$320,450,050	$18,652,463	$339,102,513

1 Unrealized appreciation is included in the Vintage Balanced Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. For mortgage-backed securities, prices furnished by the independent pricing service are based on the aggregate investment value of the projected cash flows to be generated by the security. For other fixed income and short-term securities, prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as transfer and dividend disbursing agent, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2005, the Fund had net realized losses of $(153,468) on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the fund's portfolio of investments.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2005		2004
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,765,013	$33,062,298	3,012,983	$54,649,834
Shares issued in connection with the tax-free transfer of assets from Vintage Balanced Fund	979,639	18,652,463
Shares issued to shareholders in payment of distributions declared	183,414	3,452,796	237,861	4,326,049
Shares redeemed	(3,488,768)	(65,395,950)	(3,380,335)	(60,894,926)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(560,702)	$(10,228,393)	(129,491)	$(1,919,043)

Year Ended November 30	2005		2004
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	355,033	$6,625,152	826,006	$14,865,982
Shares issued to shareholders in payment of distributions declared	25,959	488,413	45,002	819,238
Shares redeemed	(1,070,664)	(20,003,441)	(1,017,579)	(18,276,666)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(689,672)	$(12,889,876)	(146,571)	$(2,591,446)

Year Ended November 30	2005		2004
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	447,096	$8,314,721	390,136	$7,035,438
Shares issued to shareholders in payment of distributions declared	11,234	210,829	16,260	295,427
Shares redeemed	(384,777)	(7,163,700)	(556,838)	(10,020,595)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	73,553	$1,361,850	(150,442)	$(2,689,730)

Year Ended November 30	2005		2004
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	54,661	$1,029,162	3,616	$64,994
Shares issued to shareholders in payment of distributions declared	356	6,728	33	612
Shares redeemed	(3,302)	(61,667)	(143)	(2,643)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	51,715	$974,223	3,506	$62,963
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,125,106)	$(20,782,196)	(422,998)	$(7,137,256)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Distributions in Excess of Net Investment Income	Accumulated Net Realized Losses
$4,082,113	$74,379	$(4,156,492)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$4,493,071	$5,932,286

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,410,322
Undistributed long-term capital gains	$5,715,572
Net unrealized appreciation	$33,447,530
Capital loss carryforward	$(3,954,320)

At November 30, 2005, the cost of investments for federal tax purposes was $294,075,955. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and any unrealized appreciation from futures contracts was $33,449,649. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $37,028,699 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,579,050.

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2005, the Fund had a capital loss carryforward of $(3,954,320) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$(2,709,693)
2010	$(1,244,627)

As a result of the tax-free transfer of assets from Founders Common Trust Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $5,346,062 to offset taxable gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.076% of the average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended November 30, 2005, FSC retained $33,381 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2005, FSC retained $32,221 in sales charges from the sale of Class A Shares. FSC also retained $2,343 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC voluntarily waived $3,405 of its fee. For the year ended November 30, 2005, FSSC retained $64,384 of fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions.

Commencing on August 1, 2005, and continuing through January 28, 2006, FSSC is reimbursing daily a portion of the shareholder services fee. This reimbursement resulted from an administrative delay in the implementation of contractual terms of the shareholder service fee agreement. This reimbursement amounted to $42,334 for the year ended November 30, 2005.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2005, the Fund's expenses were reduced by $10,497 under these arrangements.

Other

For the year ended November 30, 2005, the Fund's Adviser made a voluntary contribution to the Fund of $13,304 for losses on investments inadvertently sold by the Fund.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended November 30, 2005 are as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Value
Emerging Markets Fixed Income Core Fund	$650,000	$2,360,000	$177,168	$1,620,641
Federated International Capital Appreciation Fund	26,500,000	--	--	29,374,710
Federated Mortgage Core Portfolio	4,978,093	5,450,000	1,329,747	27,325,410
High Yield Bond Portfolio	1,428,256	4,260,000	505,426	5,512,796
TOTAL OF AFFILIATED TRANSACTIONS	$33,556,349	$12,070,000	$2,012,341	$63,833,557

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005, were as follows:

Purchases	$135,169,024
Sales	$208,980,268

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2005, 87.7% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2005, 88.7% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF FEDERATED STOCK AND BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock and Bond Fund, Inc. (the "Fund"), as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended November 30, 2005, the period ended November 30, 2003, and each of the years in the three year period ended October 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Stock and Bond Fund, Inc. as of November 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 23, 2006

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: December 1956	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: November 1998	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.(Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: November 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: November 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: November 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing communications and technology).

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations : Chairman and Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1985	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: November 1998	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1969	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: November 1998	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1976	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.:

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd. (Investment advisory subsidiary of Federated).

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated).; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: November 2001	John W. Harris is Vice President of the Fund. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contract. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Stock and Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313911109
Cusip 313911208
Cusip 313911307
Cusip 313911406

G01454-01 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services
            (a)   Audit Fees billed to the registrant for the two most
recent fiscal years:

                        Fiscal year ended 2005 - $30,051

                        Fiscal year ended 2004 - $29,680

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                         Fiscal year ended 2004 - $1,263

                  Transfer Agent Service Auditors Report.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $11,910 and $97,473
      respectively. Fiscal year ended 2005 - Transfer Agent Service Auditors
      Report and review of N-14 merger documents. Fiscal year ended 2004-
      Attestation services relating to the review of fund share transactions and
      Transfer Agent Service Auditors Report.

 (c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,089 and $65,000
      respectively. Analysis regarding the realignment of advisory companies.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,695 and $95,480
      respectively. Fiscal year ended 2005- Executive compensation analysis.
      Fiscal year ended 2004- Discussions with auditors related to market timing and late trading activities, executive compensation analysis and consultation regarding information request by regulatory agencies.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $46,965

            Fiscal year ended 2004 - $357,718

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Stock and Bond Fund, Inc.

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer
                            (insert name and title)

Date        January 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
            J. Christopher Donahue, Principal Executive Officer

Date        January 24, 2006

By          /S/ Richard A. Novak
            Richard A. Novak, Principal Financial Officer

Date        January 24, 2006